UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2009

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50918	46-0500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

No 1A First Lane, Shanti Ram Center Nungambakkam High Road Nungambakkam, Chennai India		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	91-44-28211315

9400 Key West Avenue, Rockville, MD 20850
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective June 15, 2009 and pursuant to a letter to the chairman of the board of directors of Airbee Wireless, Inc. (the “Company”), Bagell, Josephs, Levine & Co., LLP (“BJL”) resigned as the Company’s principal registered independent public accountants due to its decision to disengage after evaluating client relationships in light of current economic conditions. Specifically, current economic conditions have not allowed us to raise sufficient funds to pay BJL’s fees. The Company has commenced the process of seeking to pay fees due BJL and/or identifying a principal registered independent public accountant to succeed BJL.

The Company engaged BJL as its principal registered independent public accountant to audit the consolidated financial statements of the Company for the fiscal years ended December 31, 2004, 2005, 2006 and 2007. BJL resigned before doing the audit of the year ended December 31, 2008. BJL’s reports on the financial statements of the Company filed with the U.S. Securities and Exchange Commission with regard to the fiscal years ended December 31, 2006 and 2007 contained no adverse opinion or disclaimer of opinion. However, each of its reports did contain an explanatory paragraph that expressed substantial doubt as to our ability to continue as a going concern.

In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2007, and in connection with the subsequent interim periods up to the date of resignation, there were no disagreements with BJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction BJL, would have caused BJL to make reference to the subject matter of the disagreements in connection with its reports.

On July 16, 2009, the Company furnished a copy of the above statements to BJL and requested BJL to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees or disagrees with the above statements. A copy of BJL’s letter dated July 17, 2009 is filed as an Exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

16.1          Letter of Bagell, Josephs, Levine & Co., LLP, dated July 17, 2009, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

July 17, 2009	By:	E. Eugene Sharer
Name: E. Eugene Sharer
Title: President